UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

National Municipal Income Fund

April 30, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 21, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2010. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AFB”.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund’s investment adviser, AllianceBernstein L.P. (the “Adviser”). The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “A Word

About Risk” on page 4 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 34.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Capital Municipal Bond Index, for the six- and 12-month periods ended April 30, 2010.

The Fund outperformed its benchmark, which is not leveraged, during both the six- and 12-month periods ended April 30, 2010. The Fund’s relative outperformance during the six-month period under review was partially due to security selection in the hospital, education and special tax sectors. For the 12-month period, security selection in the hospital, education and special tax sectors drove performance. The Fund’s leveraged structure benefited performance.

Market Review and Investment Strategy

One of the largest concerns on clients’ minds today is the potential for an increase in interest rates. While the US Federal Reserve may likely raise short-term interest rates later in 2010, favorable supply-and-demand factors should keep tax-exempt municipal bond prices higher and yields lower than they would otherwise be for some time. The Build America Bond Program has reduced tax-exempt bond issuance by providing a significant federal subsidy to states and municipalities that issue taxable municipal bonds. The prospect of a

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	1

sharp decline in issuance for refinancing purposes should also limit tax-exempt issuance. The fall in interest rates since the middle of 2007 resulted in a lot of bond issuance to “refund” outstanding municipal bonds. In the past two years, 24% of municipal bond issuance was for refunding purposes1, as state and local governments sought to take advantage of historically low interest rates. While supply is likely to be limited, investor demand for tax-exempt municipal bonds should remain strong due to expected increases in federal income tax rates.

As the reporting period drew to a close, the financial problems of state and local governments dominated news headlines as political leaders mustered the will to address their budget shortfalls. Fortunately, many other municipal bond issuers were well-insulated from the problems of state and local governments. Revenue bonds, such as those issued by water and sewer systems, electric utilities, airports and critical toll roads are backed by the fees from essential systems. As a result, they continued to produce levels of revenues that not only provided for ongoing system operation and maintenance, but also for more than adequate coverage of debt service. For well over a year the Fund’s Municipal Bond Investment Team (the “Team”) has attempted to emphasize such bonds in the Fund, reducing exposure to the more volatile tax-supported sector. The Team believes the Fund is well positioned to weather the difficult period ahead, and does not expect defaults or bankruptcies to have any meaningful impact.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2010, the Fund held 46.3% of total investments in insured bonds (of this amount 7.1% represents the Fund’s holding in pre-refunded/escrowed to maturity bonds).

[1]	Thomson Reuters. “A Decade of Municipal Bond Finance” April 30, 2010. http://www.bondbuyer.com/marketstatistics/decade_1/ (May 4, 2010).

2	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Since February 2008, auctions of the Fund’s Auction Preferred Shares (the “Preferred Shares”) have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares. Instead, the holder was unable to sell the Preferred Shares, thereby creating a loss of liquidity for the holders of the Preferred Shares. When an auction fails, the Preferred Shares pay interest on a formula driven maximum rate based on AA-commercial paper and short-term municipal bond rates. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may be reduced. The Fund continues to explore other liquidity and leverage options, including as it has used in the past, tender option bonds; this may result in Preferred Shares being redeemed in the future. The Fund is not required to redeem any Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure.

For additional information about the Preferred Shares, please visit the AllianceBernstein website at www.alliancebernstein.com.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein National Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AFB.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 40.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risks—The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option bonds (“TOBs”), either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2010	Returns
	6 Months	12 Months
AllianceBernstein National Municipal Income Fund (NAV)	6.30%	20.96%

Barclays Capital Municipal Bond Index	3.68%	8.85%

The Fund’s Market Price per share on April 30, 2010 was $13.90. The Fund’s Net Asset Value Price per share on April 30, 2010 was $14.06. For additional Financial Highlights, please see page 38.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

April 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $403.5

*	All data are as of April 30, 2010. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

6	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 168.7%
Long-Term Municipal Bonds – 168.7%
Alabama – 6.5%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/29 (Prerefunded/ETM)	$3,000	$3,510,900
Huntsville AL Hlth Care Auth Series 02B 5.75%, 6/01/32 (Prerefunded/ETM)	6,000	6,668,160
Jefferson Cnty AL GO Series 04A 5.25%, 1/01/18-1/01/23	3,100	2,688,770
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	1,535	1,659,888
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM) Marshall Cnty AL Hlth Care Auth	2,465	2,682,734
Series 02A 5.75%, 1/01/32	2,500	2,507,100
Series 02D 5.75%, 1/01/32	3,000	3,008,520
Montgomery AL BMC Spl Care Series 04C 5.25%, 11/15/29 (Prerefunded/ETM)	1,810	2,070,169
Montgomery AL BMC Spl Care (Baptist Health Montgomery) Series 04C 5.125%, 11/15/24	1,500	1,476,585

		26,272,826

Alaska – 2.6%
Alaska Intl Arpt NPFGC Series 03B 5.00%, 10/01/26	2,000	2,038,120
Alaska Muni Bond Bank Auth NPFGC Series 04G 5.00%, 2/15/22-2/15/24	2,930	3,033,904
Four Dam Pool AK Elec Series 04 5.00%, 7/01/24 (Prerefunded/ETM)	1,035	1,185,344
5.25%, 7/01/25 (Prerefunded/ETM)	2,195	2,535,927
5.25%, 7/01/26 (Prerefunded/ETM)	1,385	1,600,118

		10,393,413

Arizona – 1.7%
Arizona Cap Fac Fin Corp . (Ariz St Univ) Series 00 6.25%, 9/01/32	1,550	1,467,912

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC Series 04 5.00%, 7/01/23	$1,250	$1,337,350
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/22-12/01/23	4,150	4,152,696

		6,957,958

Arkansas – 0.5%
Arkansas Dev Fin Auth SFMR Series 02A 5.30%, 7/01/34	2,190	2,207,432

California – 17.7%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	4,860	5,412,290
California GO 5.00%, 2/01/32	2,450	2,440,151
5.25%, 4/01/30	20	20,136
Series 04 5.00%, 2/01/33	1,100	1,093,994
Coachella Valley CA USD COP NPFGC Series 03 5.00%, 9/01/31	1,000	931,350
Coast CA CCD GO AGM Series 06B 5.00%, 8/01/23-8/01/24(a)	11,370	12,253,980
Golden St Tobacco Sec CA RADIAN Series 03 5.50%, 6/01/43 (Prerefunded/ETM)	2,250	2,534,400
XLCA Series 03B 5.50%, 6/01/33 (Prerefunded/ETM) Grossmont-Cuyamaca CCD CA GO	3,000	3,379,200
ASSURED GTY 5.00%, 8/01/22-8/01/23(a)	4,480	4,842,868
Hartnell CA CCD GO NPFGC Series 03A 5.00%, 8/01/27 (Prerefunded/ETM)	1,155	1,300,288
La Quinta CA Fin Auth (La Quinta CA Local Agy Pool) AMBAC Series 04A 5.25%, 9/01/24	2,000	2,048,720
Los Angeles CA CCD GO Series F-1 5.00%, 8/01/28	5,800	6,082,866
Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Bunker Hill) Series 04L 5.00%, 3/01/18	1,715	1,693,065

8	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Dept Arpts (Los Angeles Intl Airpot) Series 2009A 5.25%, 5/15/29	$5,700	$6,070,785
Los Angeles CA Regl Arpts (Laxfuel Corp.) AMBAC Series 01 5.50%, 1/01/32	9,500	9,463,520
Pomona CA COP AMBAC Series 03 5.50%, 6/01/34	3,000	3,115,770
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,455	1,450,155
San Diego Gas & Elec Co. Series 96A 5.30%, 7/01/21	4,000	4,395,200
San Rafael CA Elem SD GO AGM Series 03A 5.00%, 8/01/28	2,820	2,877,218

		71,405,956

Colorado – 4.5%
Avon Cnty Hsg Auth MFHR (Buffalo-Ridge II Apts) Series 02A 5.70%, 10/20/43	4,950	5,032,516
Colorado Edl & Cultural Facs Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	490	434,806
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,425	2,466,190
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	2,560	2,532,813
E-470 Pub Hwy Auth Co. Series 00 Zero Coupon, 9/01/35 (Prerefunded/ETM)	10,000	1,520,500
Northwest Met Dist #3 Co. 6.125%, 12/01/25	1,000	815,490
Park Creek Met Dist Co. Series 05 5.25%, 12/01/25	3,000	2,823,360
5.50%, 12/01/30	890	842,794
Todd Creek Farms Met Dist #1 Co. (Todd Creek Farms Met Wtr COP) 6.125%, 12/01/22	1,970	1,103,594

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Farms Met Dist #1 Co. (Todd Creek Farms Met Wtr) Series 04 6.125%, 12/01/19(b)	$1,180	$537,986

		18,110,049

District of Columbia – 0.9%
District of Columbia Tax Incr (Gallery Place Proj) AGM Series 02 5.40%, 7/01/31	3,500	3,558,030

Florida – 13.8%
Bard Cnty FL HFA SFMR (Bard Cnty FL HFA) Series 02C 5.40%, 3/01/33	485	486,276
Beacon Tradeport CDD FL Series 02B 7.25%, 5/01/33	4,930	4,934,979
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b) (c)	2,820	1,128,000
Series 02B 6.625%, 5/01/33(b) (c)	2,120	851,540
Florida HFC MFHR (Westlake Apts) AGM Series 02-D1 5.40%, 3/01/42	8,780	8,791,326
Florida HFC MFHR (Westminster Apts) AGM Series 02E-1 5.40%, 4/01/42	3,000	3,004,140
Florida St Univ Fin Asst AMBAC Series 02 5.00%, 10/01/31	5,000	5,066,450
Hamal CDD FL Series 01 6.75%, 5/01/31 (Prerefunded/ETM)	2,460	2,633,897
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 00A 5.75%, 10/01/22-10/01/25	9,500	9,670,275
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	4,000	4,032,360
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) NPFGC-RE Series 02 5.375%, 10/01/32	6,040	5,950,729
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	2,280	2,164,244

10	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	$1,130	$1,095,479
Orange Cnty FL Hlth Fac Auth Series 02 5.75%, 12/01/32 (Prerefunded/ETM)	2,800	3,142,216
Pinellas Cnty FL HFA SFMR (Pinellas Cnty FL HFA) Series 02A 5.40%, 3/01/32	640	643,142
Univ of Central FL COP NPFGC-RE Series 04A 5.125%, 10/01/24	1,325	1,310,982
Village CDD #5 FL Series 03A 6.00%, 5/01/22	605	604,020

		55,510,055

Georgia – 1.5%
Cartersville GA Dev Auth (Anheuser-Busch Cos., Inc.) Series 02 5.95%, 2/01/32	2,510	2,535,702
Georgia HFA SFMR (Georgia HFA) Series 02A-02 5.60%, 12/01/32	3,605	3,619,853

		6,155,555

Hawaii – 2.3%
Hawaii Arpts Sys Series 2010A 5.00%, 7/01/34	5,000	4,999,650
Hawaii Dept Budget & Finance (Hawaiian Electric Co.) XLCA Series 03B 5.00%, 12/01/22	4,500	4,369,005

		9,368,655

Illinois – 14.9%
Bolingbrook IL GO FGIC Series 02A 5.375%, 1/01/38 (Prerefunded/ETM)	5,000	5,366,800
Chicago IL GO AGM Series A 5.00%, 1/01/25	380	399,517
FGIC Series 00C 5.50%, 1/01/40	5,450	5,541,723
Chicago IL HFA SFMR (Chicago IL HFA) Series 02B 6.00%, 10/01/33	315	325,430

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) NPFGC Series A 5.375%, 1/01/32	$15,000	$14,781,900
XLCA Series 03B-1 5.25%, 1/01/34	4,860	4,883,668
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	1,865	1,827,513
Cook Cnty IL SD #29 GO AGM Series 04 5.00%, 12/01/20	2,000	2,114,520
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,716	2,186,869
Hampshire IL SSA 5.80%, 3/01/26	1,813	1,578,470
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	1,250	1,131,100
Illinois Finance Auth (Loyola Univ) XLCA Series 04A
5.00%, 7/01/24	1,495	1,535,500
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	1,817	1,569,034
Metro Pier & Expo Auth IL Spl Tax NPFGC Series 02A 5.25%, 6/15/42	5,500	5,645,530
Univ of Illinois AGM Series 07A 5.25%, 10/01/26(a)	10,800	11,318,724

		60,206,298

Indiana – 4.4%
Hendricks Cnty IN GO Series 04 5.50%, 7/15/21-7/15/22	2,150	2,300,236
Indiana Dev Fin Auth (Inland Steel Co.) Series 97 5.75%, 10/01/11	2,925	2,990,110
Indiana HFA SFMR (Indiana HFA) Series 02 5.55%, 7/01/32	1,395	1,405,183
Indianapolis IN Loc Bond Bank NPFGC Series 2A 5.25%, 7/01/33 (Prerefunded/ETM)	10,000	10,960,300

		17,655,829

12	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Iowa – 0.1%
Coralville IA BANS Series 07C 5.00%, 6/01/18	$260	$271,957
Iowa Finance Auth SFMR (Iowa Finance Auth) Series 02 5.40%, 7/01/32	265	265,981

		537,938

Kansas – 0.3%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	1,395	1,256,379

Louisiana – 4.3%
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	4,270	4,115,725
Louisiana HFA SFMR (Louisiana HFA) Series 02C 5.60%, 6/01/33	745	750,975
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	535	569,780
New Orleans LA GO NPFGC 5.00%, 3/01/18	2,285	2,314,111
5.25%, 12/01/20	1,000	1,032,090
NPFGC Series 05 5.00%, 12/01/29	2,700	2,637,306
RADIAN Series A 5.00%, 12/01/22	5,875	5,982,278

		17,402,265

Massachusetts – 4.2%
Massachusetts GO Series 02C 5.25%, 11/01/30 (Prerefunded/ETM)	3,530	3,885,930
5.25%, 11/01/30 (Prerefunded/ETM)	3,470	3,819,880
Massachusetts HFA MFHR (Massachusetts HFA) AMBAC Series 95E 6.00%, 7/01/41	1,740	1,746,369
NPFGC Series 00H 6.65%, 7/01/41	530	530,885
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	2,000	2,010,120

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	$2,100	$1,848,756
Massachusetts Hlth & Ed Facs Auth (New England Medical Ctr Hosp) NPFGC Series 93 5.38%, 7/01/18	2,900	2,902,349

		16,744,289

Michigan – 9.2%
Detroit MI Swr Disp NPFGC 5.25%, 7/01/22	5,000	5,140,650
Kent MI Hosp Fin Auth (Metropolitan Hospital) Series 05A 5.75%, 7/01/25	1,080	1,008,461
Michigan Hosp Fin Auth (Trinity Healthcare Group) Series 2000A 6.00%, 12/01/27	2,955	3,009,963
6.00%, 12/01/27 (Prerefunded/ETM)	45	46,888
Michigan Strategic Fund (Detroit Edison Co.) XLCA Series 02C 5.45%, 12/15/32	5,000	4,774,700
Plymouth MI Ed Ctr Charter Sch Series 05 5.125%, 11/01/23	2,140	1,850,565
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 00F 6.50%, 7/01/30	3,920	3,953,790
Wayne State Univ MI Series 2009 5.00%, 11/15/29	16,500	17,224,350

		37,009,367

Minnesota – 0.5%
Shakopee MN Hlthcare Fac (St. Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	1,200	1,201,752
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	1,000	989,040

		2,190,792

14	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 1.2%
Adams Cnty MS Envrn Impt PCR (International Paper Co.) Series 99 6.25%, 9/01/23	$1,000	$1,003,660
Gulfport MS Hosp Fin Auth (Memorial Hosp at Gulfport) Series 01A 5.75%, 7/01/31	4,000	4,025,840

		5,029,500

Missouri – 0.8%
Kansas City MO Spl Oblig (Kansas City MO Lease—Dntn Arena) Series 08C 5.00%, 4/01/28	2,000	2,052,440
Missouri HDC SFMR (Missouri HDC) Series 02A-1 5.58%, 9/01/32	720	726,473
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	600	585,906

		3,364,819

Nevada – 4.2%
Carson City NV Hosp (Carson Tahoe Hospital) RADIAN Series 03A 5.00%, 9/01/23	4,700	4,399,576
Clark Cnty NV Arpt FGIC Series 01B 5.25%, 7/01/34 (Prerefunded/ETM)	4,420	4,665,266
Reno NV Spl Tax NPFGC-RE Series 02 5.375%, 6/01/32	2,790	2,649,942
5.375%, 6/01/32 (Prerefunded/ETM)	4,710	5,146,805

		16,861,589

New Hampshire – 1.3%
New Hampshire Hlth & Ed Fac Auth Series 02 6.125%, 7/01/31 (Prerefunded/ETM)	4,200	4,582,830
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	820	834,735

		5,417,565

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 1.5%
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/24	$5,595	$5,602,274
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	500	535,285

		6,137,559

New York – 5.0%
New York NY GO Series 04G 5.00%, 12/01/23	1,600	1,711,024
Series 06 5.00%, 6/01/22	1,160	1,247,185
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/26(a)	7,000	7,570,850
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/24-6/15/27(a)	7,000	7,653,135
New York St HFA (New York St Pers Income Tax) NPFGC-RE Series 05A 5.00%, 9/15/25	300	316,782
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,775	1,500,461

		19,999,437

North Carolina – 1.0%
Charlotte NC Arpt (Charlotte Douglas Intl Arpt) NPFGC Series 04A 5.25%, 7/01/24	2,895	3,018,617
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM Series 08 5.25%, 6/01/22	1,080	1,184,803

		4,203,420

North Dakota – 0.7%
North Dakota HFA SFMR (North Dakota HFA) Series 02 5.65%, 1/01/34	765	767,930
Ward Cnty ND Hlth Care Fac (Trinity Health) Series 2006 5.125%, 7/01/18-7/01/20	2,075	1,999,874

		2,767,804

16	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 3.5%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	$1,840	$1,590,588
Cuyahoga Cnty OH Hosp (UHHS/CSAHS Cuyahoga & Canton) Series 00 7.50%, 1/01/30	2,400	2,429,064
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	5,000	5,035,300
Fairfield Cnty OH Hosp Fac (Fairfield Med Ctr) RADIAN Series 03 5.00%, 6/15/22-6/15/24	5,210	4,923,062

		13,978,014

Oregon – 1.2%
Forest Grove OR (Pacific Univ) RADIAN Series 05A 5.00%, 5/01/28	4,760	4,766,188

Pennsylvania – 3.0%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) 5.00%, 11/15/28	4,800	4,076,688
Allegheny Cnty PA IDA Residential Resources, Inc.) 5.00%, 9/01/21	500	461,230
Pennsylvania Econ Dev Fin Auth (30th St Station Pkg Garage PA) ACA Series 02 5.875%, 6/01/33	4,100	3,592,420
Pennsylvania Turnpike Comm AMBAC Series 01 5.00%, 7/15/41 (Prerefunded/ETM)	2,000	2,128,660
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	1,150	941,344
Wilkes-Barre PA Fin Auth (Wilkes Univ Proj)
5.00%, 3/01/22	990	989,931

		12,190,273

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 2.4%
Puerto Rico GO 5.25%, 7/01/23	$2,625	$2,706,900
Series 01A 5.50%, 7/01/19	1,705	1,840,974
Series 03A 5.25%, 7/01/23	500	512,215
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	1,000	1,074,790
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	3,370	3,515,348

		9,650,227

Rhode Island – 1.4%
Rhode Island Hlth Ed Bldg Corp. (Times 2 Academy RI) Series 04 5.00%, 12/15/24	5,845	5,586,885

South Carolina – 2.7%
Charleston SC Eld Excel Fin Corp. (Charleston Cnty SC SD Lease) 5.25%, 12/01/30	2,000	2,071,140
Dorchester Cnty SC SD #2 Lease AGC 5.00%, 12/01/29	1,600	1,651,456
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	5,450	5,596,332
Series 05 5.00%, 12/01/30	550	510,648
SCAGO Edl Facs Corp. (Calhoun Sch Proj) RADIAN 5.00%, 12/01/21	1,000	884,480

		10,714,056

Tennessee – 2.5%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,760	1,694,053
5.25%, 9/01/26	725	686,154
Tennessee Ed Fndg Corp. (Tennessee Ed Fndg Stud Ln) Series 97A 6.20%, 12/01/21	7,705	7,726,651

		10,106,858

18	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 31.5%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	$960	$1,043,750
Bexar Cnty TX HFC MFHR (Doral Club & Sutton House Apts) NPFGC Series 01A 5.55%, 10/01/36	14,215	11,195,450
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	525	491,012
Camino Real Regl Mob Auth TX 5.00%, 2/15/22	480	480,326
Series 2008 5.00%, 8/15/21	1,210	1,211,549
Dallas Fort Worth TX Intl Arpt NPFGC Series 03A 5.25%, 11/01/25	2,000	2,006,300
NPFGC-RE Series 01 5.50%, 11/01/35	6,500	6,503,640
Dallas TX ISD GO 6.00%, 2/15/28	2,500	2,879,925
Dripping Springs TX ISD GO 5.125%, 2/15/28	5,715	6,191,802
Fort Bend TX ISD GO Series 2009 5.00%, 2/15/27	7,560	8,183,398
Frisco TX GO NPFGC-RE 5.00%, 2/15/23	3,220	3,470,516
Garza Cnty Pub Fac Corp. (Garza Cnty TX Lease Corr Fac) 5.50%, 10/01/19	865	826,430
Gulf Coast Wtr Auth TX (Anheuser-Busch Cos., Inc.) Series 02 5.90%, 4/01/36	9,000	9,034,740
Harris City TX Toll Road AGM Series 02 5.125%, 8/15/32 (Prerefunded/ETM)	7,500	8,239,575
Hidalgo Cnty TX Hlth Fac Svcs (Mission Hospital, Inc.) Series 05 5.00%, 8/15/14-8/15/19	1,090	1,106,720
Lewisville TX Spl AD #2 ACA Series 05 6.00%, 10/01/25	1,100	1,146,200

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lower Colorado River Auth TX 5.00%, 5/15/31 (Prerefunded/ETM)	$45	$51,917
AMBAC Series 03 5.25%, 5/15/25	1,605	1,654,273
5.25%, 5/15/25 (Prerefunded/ETM)	125	140,605
5.25%, 5/15/25 (Prerefunded/ETM)	70	78,739
NPFGC 5.00%, 5/15/31	1,415	1,426,829
5.00%, 5/15/31 (Prerefunded/ETM) NPFGC Series 02A	30	33,522
5.00%, 5/15/31 (Prerefunded/ETM)	10	11,174
Matagorda Cnty TX Nav Dist (Centerpoint Energy Houston) Series 04 5.60%, 3/01/27	2,000	2,051,560
San Antonio TX Arpt Sys (San Antonio TX Intl Airport) NPFGC-RE Series 02A 5.25%, 7/01/27	5,250	5,133,555
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28-9/01/33	2,250	2,089,832
Texas GO Series 02A 5.50%, 8/01/41	9,470	9,693,208
Series 05 5.00%, 4/01/28	8,000	8,440,320
Texas Private Acvty Bond Srfc Transp Corp (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,720	1,803,214
Texas Transp Commission Series 07 5.00%, 4/01/23(a)	20,600	22,599,436
Univ of Texas Series A 5.25%, 8/15/22	6,825	7,829,708

		127,049,225

Utah – 0.4%
Utah Hsg Corp. MFHR (Bluffs Apts) Series 02A 5.60%, 7/20/30	1,480	1,505,900

Virginia – 2.1%
Fauquier Cnty VA IDA (Fauquier Hospital Obl Grp) RADIAN Series 02 5.25%, 10/01/31	8,500	8,522,695

20	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 6.3%
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.125%, 6/01/28	$5,200	$5,503,264
Series 2009 5.00%, 6/01/27	2,885	3,033,087
King Cnty WA Swr AGM Series 02A 5.25%, 1/01/32	3,000	3,055,470
Twenty Fifth Ave Pptys WA (Univ of WA Dorm 25th Ave) NPFGC Series 02 5.25%, 6/01/33	9,750	9,774,180
Washington St GO 5.00%, 8/01/28	3,590	3,873,431

		25,239,432

Wisconsin – 6.1%
Wisconsin GO (Wisconsin SRF) Series 03 5.00%, 11/01/26	3,700	3,797,532
Wisconsin Hlth & Ed Fac Auth (Bell Tower Residence) Series 05 5.00%, 7/01/20-7/01/25	2,785	2,718,610
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) NPFGC Series 02A 5.25%, 2/15/32	13,615	13,051,475
Wisconsin Hsg & Econ Dev Auth SFMR (Wisconsin Hsg & Econ Dev Auth) NPFGC Series A 5.60%, 5/01/33	4,865	4,887,622

		24,455,239

Total Investments – 168.7% (cost $677,641,235)		680,489,771
Other assets less liabilities – (8.6)%		(34,810,356)
Preferred Shares at liquidation value – (60.1)%		(242,225,000)

Net Assets Applicable to Common Shareholders – 100.0%(d)		$403,454,415

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	21

Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Goldman Sachs	$47,500	12/15/11	1.828%	SIFMA	*	$(880,761)
JP Morgan Chase	47,500	9/20/10	2.080%	SIFMA	*	(383,759)
JP Morgan Chase	47,500	11/20/10	1.855%	SIFMA	*	(492,727)
Merrill Lynch	3,000	7/30/26	4.090%	SIFMA	*	(304,294)
Merrill Lynch	6,500	8/9/26	4.063%	SIFMA	*	(689,228)
Merrill Lynch	7,100	11/15/26	4.378%	SIFMA	*	(1,029,364)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of April 30, 2010, the Fund held 78.2% of net assets in insured bonds (of this amount 15.3% represents the Fund’s holding in prerefunded or escrowed to maturity bonds). 24.8% of the Fund’s insured bonds were insured by NPFGC.

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

ASSURED GTY – Assured Guaranty Ltd.

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2010 (unaudited)

Assets
Investments in securities, at value (cost $677,641,235)	$680,489,771
Cash	1,312,569
Interest receivable	10,759,954
Receivable for investment securities sold	145,000

Total assets	692,707,294

Liabilities
Payable for floating rate notes issued*	42,770,000
Unrealized depreciation on interest rate swap contracts	3,780,133
Advisory fee payable	309,474
Dividends payable—preferred shares	14,073
Dividends payable	347
Accrued expenses	153,852

Total liabilities	47,027,879

Preferred Shares, at Liquidation Value
Preferred Shares, $.001 par value per share; 11,400 shares authorized, 9,689 shares issued and outstanding at $25,000 per share liquidation preference	242,225,000

Net Assets Applicable to Common Shareholders	$403,454,415

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,988,600 shares authorized, 28,688,927 shares issued and outstanding	$28,689
Additional paid-in capital	413,571,313
Undistributed net investment income	4,082,473
Accumulated net realized loss on investment transactions	(13,296,463)
Net unrealized depreciation on investments	(931,597)

Net Assets Applicable to Common Shareholders	$403,454,415

Net Asset Value Applicable to Common Shareholders (based on 28,688,927 common shares outstanding)	$14.06

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2010 (unaudited)

Investment Income
Interest		$17,816,108
Expenses
Advisory fee (see Note B)	$1,759,454
Custodian	80,564
Preferred Shares-auction agent’s fees	72,052
Audit	34,297
Printing	28,590
Directors’ fees and expenses	24,871
Registration fees	12,892
Legal	11,976
Transfer agency	3,142
Miscellaneous	34,515

Total expenses before interest expense and fees	2,062,353
Interest expense and fees	214,944

Total expenses		2,277,297

Net investment income		15,538,811

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(4,461,375)
Swap contracts		(1,337,091)
Net change in unrealized appreciation/depreciation of:
Investments		14,544,809
Swap contracts		494,871

Net gain on investment transactions		9,241,214

Dividends to Preferred Shareholders from
Net investment income		(469,082)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$24,310,943

See notes to financial statements.

24	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$15,538,811	$31,021,700
Net realized loss on investment transactions	(5,798,466)	(2,446,414)
Net change in unrealized appreciation/depreciation of investments	15,039,680	53,504,219
Dividends to Preferred Shareholders from
Net investment income	(469,082)	(2,201,512)

Net increase in net assets applicable to Common Shareholders resulting from operations	24,310,943	79,877,993
Dividends to Common Shareholders from
Net investment income	(13,278,571)	(24,875,405)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	264,045	176,280

Total increase	11,296,417	55,178,868
Net Assets Applicable to Common Shareholders
Beginning of period	392,157,998	336,979,130

End of period (including undistributed net investment income of $4,082,473 and $2,291,315, respectively)	$403,454,415	$392,157,998

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	25

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

26	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$680,489,771	$—	$680,489,771

Total Investments in Securities	—	680,489,771	—	680,489,771
Other Financial Instruments*:
Assets	—	—	—	—
Liabilities	—	(3,780,133)	—	(3,780,133)

Total	$—	$676,709,638	$—	$676,709,638

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, prior to February 12, 2007, the Fund paid the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. As of February 12, 2007, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund’s average daily net assets applicable to common and preferred stockholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .25% of the Fund’s average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund’s operations, .20% for the period January 28, 2007 until February 12, 2007, .10% for year 6 (such waiver commencing February 12 of year 6) and .05% for year 7. The voluntary waiver ended on January 28, 2009. The Fund commenced operations on January 28, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries

28	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

on behalf of the Fund. During the six months ended April 30, 2010, the Fund reimbursed $0 to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,078,961		$29,132,803
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$20,885,203
Gross unrealized depreciation	(18,036,667)

Net unrealized appreciation	$2,848,536

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Fund may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two

30	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2010, the Fund had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $3,780,133 at April 30, 2010.

At April 30, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swap contracts	$ 3,780,133

Total				$ 3,780,133

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	31

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized loss on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$ (1,337,091)	$ 494,871

Total		$ (1,337,091)	$ 494,871

For the six months ended April 30, 2010, the average monthly notional amount of interest rate swaps was $159,100,000.

NOTE D

Common Stock

There are 28,688,927 shares of common stock outstanding at April 30, 2010. During the six months ended April 30, 2010, the Fund issued 19,130 shares in connection with the Fund’s dividend reinvestment plan. During the year ended October 31, 2009, the Fund issued 13,717 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Shares

The Fund has 11,400 shares authorized, and 9,689 shares issued and outstanding of Auction Preferred Stock (the “Preferred Shares”), consisting of 2,677 shares each of Series M, Series W and Series TH, and also 1,658 shares of Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change generally every 7 days as set by the auction agent for Series M, T, W and TH. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 0.49% effective through May 3, 2010. The dividend rate on Series T is 0.47% effective through May 4, 2010. The dividend rate on Series W is 0.47% effective through May 5, 2010. The dividend rate on Series TH is 0.47% effective through May 6, 2010.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances

32	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$154,064	$1,693,393
Tax-exempt income	24,721,341	21,002,222

Total distributions paid	$24,875,405	$22,695,615

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,937,213
Accumulated capital and other losses	(7,143,605	)(a)
Unrealized appreciation/(depreciation)	(15,961,886	)(b)

Total accumulated earnings/(deficit)	$(21,168,278	)(c)

(a)

On October 31, 2009, the Fund had a net capital loss carryforward of $7,143,605 (of which approximately $5,673,511 was attributable to the merger with ACM Municipal Securities Income Fund) of which $584,493 expires in the year 2010, $5,569,671 expires in the year 2011, $10,206 expires in the year 2012, and $979,235 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with ACM Municipal Securities Income Fund, various limitations regarding the utilization of capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income, the tax deferral of losses on wash sales and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components accumulated earnings/(deficit) is attributable primarily to dividends payable.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	33

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Fund’s investments or performance. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Bond Insurer Risk—The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The generally investment

34	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to Common Stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s Common Stock and possibly the market value of the shares.

The Fund’s outstanding Preferred Shares results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Preferred Shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	35

Notes to Financial Statements

credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to Common Stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

36	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP disclosure requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2010, the amount of the Fund’s Floating Rate Notes outstanding was $42,770,000 and the related interest rates were 0.30% to 0.35%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	37

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2010 (unaudited)
		Year Ended October 31,
		2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.68	$11.76	$15.05	$15.58	$15.37	$15.49

Income From Investment Operations
Net investment income(a)	.54	1.08 (b)	1.08 (b)	1.11 (b)	1.13 (b)	1.13 (b)
Net realized and unrealized gain (loss) on investment transactions	.32	1.79	(3.22)	(.49)	.40	(.05)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.02)	(.08)	(.36)	(.36)	(.32)	(.20)

Net increase (decrease) in net asset value from operations	.84	2.79	(2.50)	.26	1.21	.88

Less: Dividends to Common Shareholders from
Net investment income	(.46)	(.87)	(.79)	(.79)	(1.00)	(1.00)

Net asset value, end of period	$14.06	$13.68	$11.76	$15.05	$15.58	$15.37

Market value, end of period	$13.90	$13.60	$10.95	$14.08	$15.09	$14.78

Discount, end of period	(1.14)%	(.58)%	(6.89)%	(6.45)%	(3.15)%	(3.84)%
Total Return
Total investment return based on:(c)
Market value	5.71%	33.78%	(17.38)%	(1.61)%	8.88%	11.57%
Net asset value	6.30%	25.30%	(16.99)%	1.87%	8.10%	6.21%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$403,454	$392,158	$336,979	$431,381	$319,706	$314,716
Preferred Shares, at liquidation value ($25,000 per share)(000’s omitted)	$242,225	$242,225	$242,225	$285,000	$195,000	$195,000

38	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

FInancial Highlights

	Six Months Ended April 30, 2010 (unaudited)
			Year Ended October 31,
			2009		2008		2007		2006		2005

Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers(d)	1.15	%(e)	1.29%		1.25%		1.08	%(f)	.96%		.97%
Expenses, net of waivers, excluding interest expense(d)	1.04	%(e)	1.15%		1.12%		1.30	%(f)	1.36%		1.37%
Expenses, before waivers(d)	1.15	%(e)	1.31%		1.36%		1.30	%(f)	1.36%		1.37%
Expenses, before waivers, excluding interest expense(d)	1.04	%(e)	1.17%		1.23%		1.30	%(f)	1.36%		1.37%
Net investment income, before Preferred Shares dividends(d)	7.83	%(e)	8.74	%(b)	7.65	%(b)	7.29	%(b)(f)	7.38	%(b)	7.29	%(b)
Preferred Shares dividends	.24	%(e)	.62%		2.56%		2.37%		2.05%		1.28%
Net investment income, net of Preferred Shares dividends	7.59	%(e)	8.12	%(b)	5.09	%(b)	4.92	%(b)(f)	5.33	%(b)	6.01	%(b)
Portfolio turnover rate	4%		7%		16%		8%		7%		18%
Asset coverage ratio	267%		262%		239%		251%		264%		261%

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	39

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

40	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	41

Additional Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein National Municipal Income Fund, Inc. (“the Fund”) was held on March 31, 2010. A description of the proposal and number of shares voted at the Meeting are as follows:

	Voted For	Authority Withheld
To elect three Directors for a term of three years and until his successor is duly elected and qualifies.

Class One (term expires 2013)
Nancy P. Jacklin	23,244,364	2,887,784
John H. Dobkin	6,766	25
Michael J. Downey	6,766	25

42	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. Davidson III,(2) Senior Vice President Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent, Transfer

Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on May 7, 2010, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	43

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to

44	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that to date the Adviser had not requested such reimbursements from the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	45

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2009 and (in the case of comparisons with the Index) the since inception period (January 2002 inception). The directors noted that the Fund was in the 3rd quintile of the Performance Group for the 1- and 5-year periods and in the 2nd quintile of the Performance Group for the 3-year period, and that the Fund lagged the Index in the 1-, 3- and 5-year periods but outperformed the Index in the since inception period. The directors also noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund’s advisory agreement provides that the advisory fee is computed based on the Fund’s average daily net assets (i.e., including assets supported by the Fund’s preferred stock). Lipper provided the directors with information based on both common assets (i.e., not assets supported by leverage) and common and leveraged assets. The advisory fee rate and expense ratio information in this section is based on common and leveraged assets.

The directors noted that the Adviser advises several open-end funds that invest in municipal securities similar to those the Fund invests in at fee rates that are lower than the fee rate charged to the Fund, and that such rates reflect fee reductions agreed to by the Adviser in connection with the settlement of the market timing matter with the New York Attorney General in December 2003.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees than it charged the Fund for advising comparably sized institutional accounts

46	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income municipal). The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual advisory fee rate of 48.7 basis points was lower than the Expense Group and Expense Universe medians. The directors noted that the Fund’s fee rate reflects a fee waiver and expense reimbursement arrangement approved in February 2007 that expired in January 2009. The directors also noted that the Adviser, in response to a request from the directors, had agreed in November 2006 to a reduction to the Fund’s contractual advisory fee rate from .65% to ..55%, such that when the waivers have been fully phased out the fee rate payable by the Fund will be 10 basis points less than it otherwise would have been. Finally, the directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized by the Adviser. In this regard, the directors took account of the fact that the Fund’s net assets had increased by the acquisition of a smaller fund, ACM Municipal Income Fund, Inc., effective May 18, 2007 and that the Fund’s acquisition was one of the reasons the directors had requested the reduction in the Fund’s contractual fee rate discussed above.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	47

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

48	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	49

AllianceBernstein Family of Funds

NOTES

50	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	51

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ABNMIF-0152-0410

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2010